SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 15, 2004
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)




                              RESERVE BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                  0-49696                  23-3102103
----------------------------         ----------               -------------
(State or other jurisdiction         (File No.)               (IRS Employer
of incorporation)                                         Identification Number)


  2000 Mt. Troy Road, Pittsburgh, Pennsylvania                    15212
  --------------------------------------------                    -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (412) 322-6107
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              RESERVE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.           Other Events

     Effective April 15, 2004, Mr. Gerard R. Kunic replaced Mr. Richard A. Sinewe as President of the Registrant and its wholly-owned subsidiary bank, Reserve Bank. Prior to joining the Registrant and its subsidiary, Mr. Kunic was the executive vice president and chief operating officer of Commercial National Financial Corp in Latrobe, Pennsylvania. Mr. Richard A. Sinewe has resigned as a director of the Registrant and Reserve Bank as of April 30, 2004, and he will retire as an employee of the Registrant and Reserve Bank as of December 31, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            RESERVE BANCORP, INC.



Date: April 30, 2004                        By:   /s/Robert B. Shust
                                                  ------------------------------
                                                  Robert B. Shust, Secretary